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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)    November 22, 2002
                                                  ---------------------



                           BOSTON LIFE SCIENCES, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-6533                       87-0277826
---------------------------               ------              -----------------------------------

(State or other jurisdiction of        (Commission            (I.R.S. Employer Identification No.)
  incorporation or organization)         File No.)
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20 Newbury Street
5/th/ Floor
Boston, Massachusetts                                                02116
-----------------------------------------------------         ------------------
(Address of principal executive offices)                           Zip Code


Registrant's telephone number, including area code    (617)  425-0200
                                                    -------------------

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Item 5.  Other Events.

On November 22, 2002, Boston Life Sciences, Inc. (the "Company") entered into a
Consent to Transfer and Warrant Amendment (the "Warrant Amendment") with Ingalls
& Snyder, L.L.C. ("I&S"), Robert L. Gipson ("Gipson"), Nikolaos D. Monoyios
("Monoyios") and Ingalls & Snyder Value Partners, L.P. ("ISVP"). Pursuant to the
Agreement, the Company consented to the transfer of outstanding warrants to purchase 1,820,123 shares of the Company's common stock (the "Warrants") by Brown Simpson Brown Simpson Partners I, Ltd. to Gipson and Monoyios. Effective upon the transfer, the terms of the Warrants were amended, among other things, to reduce the exercise price from $2.15 per share to $2.00 per share, to extend the expiration date from September 22, 2004 to December 31, 2006 and to eliminate the reset and anti-dilution provisions. In connection with these transactions, the Company also agreed that the conversion price of its 10%
Convertible Senior Secured Promissory Note issued to ISVP in July 2002 would be reduced from $2.16 per share to $2.00 per share. In addition, the existing registration rights applicable to the shares of common stock issuable upon exercise of the Warrants were terminated, and the Company granted Gipson and Monoyios new registration rights with respect to such shares equivalent to those granted to ISVP with respect to the Note.

On November 22, 2002, the Company and Continental Stock Transfer & Trust
Company, as rights agent (the "Rights Agent"), entered into an amendment to the Rights Agreement (the "Rights Plan Amendment") dated as of September 11, 2001, between the Company and the Rights Agent, as amended by Amendment No. 1 thereto dated November 13, 2001 (the "Rights Plan"). The Rights Plan Amendment provides that, for purposes of any calculation under the Rights Plan of the percentage of outstanding shares of common stock beneficially owned by a person, any shares of common stock such person beneficially owns that are not outstanding (such as shares underlying options, warrants, rights or convertible securities) shall be deemed to be outstanding. The Rights Plan Amendment also exempts each of Ingalls
& Snyder, L.L.C., Ingalls & Snyder Value Partners, L.P. and Robert L. Gipson from being an "Acquiring Person" under the Rights Plan so long as such persons, collectively, together with all affiliates of such persons, shall beneficially own less than 20% of the shares of common stock then outstanding.

The Warrant Amendment, including the amended warrants, and the Rights Plan
Amendment are filed or incorporated by reference as exhibits to this report.
This summary description of the transactions is qualified in its entirety by reference to the documents filed or incorporated by reference as exhibits.

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

Exhibit No.       Description

99.1              Consent to Transfer and Warrant Amendment ("Warrant
                  Amendment") dated as of November 22, 2002, by and among the Company, Ingalls & Snyder, L.L.C., Robert L. Gipson, Nikolaos
                  D. Monoyios and Ingalls & Snyder Value Partners, L.P.

99.2              Form of Warrant delivered to Robert L. Gipson (Exhibit A to
                  Warrant Amendment)

99.3 Form of Warrant delivered to Nikolaos D. Monoyios (Exhibit A to Warrant Amendment)

99.4              First Addendum to Registration Rights Agreement, dated as of
                  November 22, 2002, by and among the Company, Robert L. Gipson and Nikolaos D. Monoyios. (Exhibit B to Warrant Amendment)

99.5              Officer's Certificate of Adjustment of the Conversion Price of
                  10% Convertible Senior Secured Promissory Note (Exhibit C to
                  Warrant Amendment)

99.6              Amendment No. 2 to Rights Agreement dated as of November 22,
                  2002, between the Company and Continental Stock Transfer &
                  Trust Company, as Rights Agent. (1)

(1) Incorporated by reference to the Company's Form 8-A/A filed on November 25,
2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOSTON LIFE SCIENCES INC.


Date:  November 22, 2002            By: /s/ Joseph  Hernon
                                        ------------------
                                    Name:  Joseph Hernon
                                    Title: Chief Financial Officer and Secretary

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EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.       Description

99.1              Consent to Transfer and Warrant Amendment ("Warrant
                  Amendment") dated as of November 22, 2002, by and among the Company, Ingalls & Snyder, L.L.C., Robert L. Gipson, Nikolaos
                  D. Monoyios and Ingalls & Snyder Value Partners, L.P.

99.2              Form of Warrant delivered to Robert L. Gipson (Exhibit A to
                  Warrant Amendment)

99.3 Form of Warrant delivered to Nikolaos D. Monoyios (Exhibit A to Warrant Amendment)

99.4              First Addendum to Registration Rights Agreement, dated as of
                  November 22, 2002, by and among the Company, Robert L. Gipson and Nikolaos D. Monoyios. (Exhibit B to Warrant Amendment)

99.5              Officer's Certificate of Adjustment of the Conversion Price of
                  10% Convertible Senior Secured Promissory Note (Exhibit C to
                  Warrant Amendment)

99.6              Amendment No. 2 to Rights Agreement dated as of November 22,
                  2002, between the Company and Continental Stock Transfer &
                  Trust Company, as Rights Agent. (1)

(1) Incorporated by reference to the Company's Form 8-A/A filed on November 25,
2002.